UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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INTERNATIONAL BALER CORPROATION

 (Name of Registrant as Specified in Its Charter)

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INTERNATIONAL BALER CORPORATION
5400 RIO GRANDE AVENUE
JACKSONVILLE, FLORIDA 32254

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
April 26, 2010

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of International Baler Corp. (the “Company”) has been called for and will be held at 10:00 A.M., local time, on Monday, April 26, 2010, at the Holiday Inn, 6802 Commonwealth Avenue, Jacksonville, Florida 32254 for the following purposes:

1. To elect three (3) Class III Directors, LaRita R. Boren, William E. Nielsen, and John J. Martorana to the Board of Directors;

2. To ratify the appointment by the Board of Directors of KPMG LLP, to serve as the independent registered public accounting firm for the current fiscal year; and

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 9, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to April 26, 2010.

By Order of the Board of Directors Ronald L. McDaniel Chairman

Dated: March 24, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.  THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.  THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

INTERNATIONAL BALER CORPORATION
PROXY STATEMENT

GENERAL

This proxy statement is furnished by the Board of Directors of International Baler Corporation, a Delaware corporation (sometimes the “Company” or “IBC”), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on April 26, 2010 and at any adjournments thereof (the “Annual Meeting”). This proxy statement will be mailed to stockholders beginning approximately March 25, 2010. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Audit Committee of the Board of Directors of KPMG LLP, as the independent registered public accounting firm of the Company.

A copy of the annual report on Form 10-K of the Company for the fiscal year ended October 31, 2009 (“Fiscal 2009”), which contains financial statements audited by the Company’s independent registered public accounting firm, accompanies this proxy statement.

The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

Internet Availability of Proxy Materials

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended October 31, 2009 will be available on the Company’s website at www.Intl-Baler.com beginning on the first day these materials are mailed to shareholders which is anticipated to be March 25, 2009.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on March 9, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

As of the Record Date, 4,933,895 shares of the Company’s common stock, $.01 par value per share (“Common Stock”) are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

As set forth in the table below, LaRita R. Boren and her husband, Leland E. Boren, together beneficially own more than 50% of the Company’s outstanding and issued shares of common stock. Mr. and Mrs. Boren have a verbal agreement or understanding to vote their shares in a like manner. As a result, the Company is considered a “controlled company” under the applicable rules of The Nasdaq Stock Market. Members of our management have been informed that our controlling shareholders intend to vote in favor of all of the nominees for directors and for the ratification of KPMG LLP to serve as the Company’s independent registered public accounting firm. Therefore, the proposals specified in Items 1 and 2 of the Notice of Annual Meeting are likely to be passed.

Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The following table sets forth the share holdings of those persons who own more than 5% of the Company’s common stock as of the record date, March 9, 2010, with these computations being based upon 4,933,895 shares of the Company’s common stock being outstanding as of that date and as any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of March 9, 2010.

	Amount of
Name and Address of	Beneficial	Approximate
Beneficial Owner	Ownership1	Percent of Class
LaRita R. Boren	2,644,6212	51.0%
9628 E. 900 S.
Upland, IN 46989

Alexander C. Toppan	569,7313	11.5%
40 Spectacle Road
South Kent, CT 06785

1	Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

2
Consists of 2,423,853 shares held directly and 220,768 shares held directly by her husband, Leland E. Boren. Both Mr. and Mrs. Boren are Directors of the Company and have a verbal agreement to vote  their shares in a like manner.

3	Shares held in joint tenancy with his wife, Mary T. Toppan.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

General

Article III, Section 1 of the Company’s By-Laws provides that the Company’s Board of Directors shall consist of a minimum of five (5) and a maximum of nine (9) directors divided into three (3) classes of directors (“Class I”, “Class II”, and “Class III”), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors’ terms will expire each year resulting in staggered elections of the Company’s directors. At last year’s annual meeting the term of the Company’s Class II Directors expired. As a result, at last year’s annual meeting Ronald L. McDaniel and D. Roger Griffin were elected as Class II Directors.

The following is the apportionment of the existing directors into classes:

No. of Class	Term Expires	Members/Nominees

Class I	2011 Annual	Leland E. Boren
	Stockholder’s Meeting	Matthew M. Price

Class II	2012 Annual	Ronald L. McDaniel
	Stockholder’s Meeting	D. Roger Griffin

Class III	2010 Annual	LaRita R. Boren
	Stockholder’s Meeting	William E. Nielsen
John J. Martorana

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of LaRita R. Boren, William E. Nielsen and John J. Martorana as Class III Directors. If Mrs. Boren, Mr. Nielsen or Mr. Martorana should subsequently become unavailable for election prior to the Annual Meeting, the persons voting the accompanying proxy may in their discretion vote for a substitute.

Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company.  Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company’s business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings.  The Board of Directors held three (3) meetings in Fiscal 2009. One director was absent at one of the meetings and two directors were absent at one of the meetings of the Board of Directors during Fiscal 2009. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the Company’s directors attended last year’s annual meeting of stockholders and it is anticipated that all of its directors will attend this year’s Annual Meeting.

Independence of Directors

Rule 4350 (c) (1) of The Nasdaq Stock Market rules requires that a majority of the members of the Company’s Board of Directors be independent in that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment.

The Board of Directors has determined that three of the Company’s eight Directors, Ronald L. McDaniel, John J. Martorana, and Matthew M. Price are independent as defined by the listing standards of the Nasdaq Stock Market Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

However, Rule 4350(c)(5) provides an exemption from the requirement that a majority of the Company’s Directors be independent if the Company is considered a “controlled company. A controlled company is defined as a company of which more than 50% of the voting power is held by an individual, a group or another company. LaRita R. Boren and Leland E. Boren, who are husband and wife and members of the Company’s Board of Directors, have a verbal agreement or understanding to vote their shares in a like manner. As Mr. and Mrs. Boren together beneficially own more than 50% of the outstanding shares of the Company’s’ common stock, the Company is considered a “controlled company” under the applicable rules of The Nasdaq Stock Market and as such is exempt from certain of the corporate governance rules of The Nasdaq Stock Market, such as the requirement that the board of directors consist of a majority of independent directors.

Committees

Nominating Committee

In view of the agreement and understanding of LaRita R. Boren and Leland E. Boren who beneficially own more than 50% of the outstanding shares of the Company’s common stock to vote their shares in a like manner, the Company is a “controlled company” under the applicable rules of The Nasdaq Stock Market, and as such is exempt from the nominating committee requirements. Therefore, the Company does not have a standing nominating committee or a nominating committee charter. However, the full  Board of Directors performs the functions of a nominating committee. The Board identifies the candidates for Board membership. In identifying candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company’s outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate’s professional experience, educational background, knowledge of the Company’s business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company’s stockholders who have made those recommendations in accordance with the procedures described below under the heading “Stockholders’ Proposals.” In addition, such stockholder recommendations must be accompanied by

(1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from shareholders requesting a candidate for inclusion among the slate of nominees in the Company’s proxy statement. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were Ronald L. McDaniel, Leland E. Boren and D. Roger Griffin.

Audit Committee

The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. In fiscal 2009, Ronald L. McDaniel, Matthew M. Price and John J. Martorana were members of  the Company’s Audit Committee. Mr. McDaniel serves as the audit committee’s “financial expert” as that term is defined by applicable SEC regulations. The Audit Committee has adopted an Audit Committee Charter, a copy of which is available at the Company’s website, www.Intl-baler.com. The Audit Committee reviews and reassess the Audit Committee Charter annually.

The Audit Committee’s functions are:

I.
To review with management and the Company’s independent registered public accounting firm the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

II.	To review major changes to the Company’s accounting principles and practices suggested by the independent registered public accounting firm;

III.	To monitor the independent registered public accounting firm’s relationship with the Company;

IV.	To advise and assist the Board of Directors in evaluating the independent registered public accounting firm’s examination;

V.	To supervise the Company’s financial and accounting organization and financial reporting;

VI.
To nominate, for approval of the Board of Directors, an independent registered public accounting firm whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

VII.	To review and consider fee arrangements with, and fees charged by, the Company’s independent registered public accounting firm.

The Audit Committee met with the Company’s independent registered public accounting firm in fiscal 2009 to discuss the audit of the Company’s year-end financial statements. It is intended that in fiscal 2010 Mr. McDaniel will continue to be designated the Committee’s financial expert.

Audit Committee Report

The Audit Committee has:

1.
Reviewed and discussed the Company’s audited financial statements for the year ended October 31, 2009 with the management of the Company and the Company’s independent registered public accounting firm;

2.
Discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

3.
Received the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), as the same was in effect on the date of the Company’s financial statements, has discussed with representatives of the Company’s independent registered public accounting firm their independence from management and the Company and satisfied itself as to their independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended October 31, 2009 be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2009.

Members of the Audit Committee Ronald L. McDaniel Matthew M. Price John J. Martorana

Compensation Committee

During fiscal 2009, LaRita R. Boren, John J. Martorana and Ronald L. McDaniel were members of the Company’s compensation committee. The Compensation Committee’s functions, in conjunction with the Board of Directors, are to provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company.  The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee. The Compensation Committee met one time in Fiscal 2009. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary. The Compensation Committee has adopted a Compensation Committee Charter which is available at the Company’s website at www.Intl-baler.com.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, Chief Financial Officer, International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

		Number of Shares	Percent
Name and Address	Title	Beneficially Owned 6	of Class7
LaRita R. Boren	Director	2,423,853	46.8%
9628 E. 900 S.
Upland, IN 46989

Leland E. Boren	Director	220,768	4.3%
9628 E. 900 S.
Upland, IN 46989

D. Roger Griffin	Director,	-0-	-0-
5400 Rio Grande Avenue	CEO,
Jacksonville, FL 32254	President

John J. Martorana	Director	-0-	-0-
5400 Rio Grande Avenue
Jacksonville, FL 32254

Ronald L. McDaniel	Director	-0-	-0-
5400 Rio Grande Avenue
Jacksonville, FL 32254

William E. Nielsen	Director;	250,0008	4.8%
5400 Rio Grande Avenue	Chief Financial
Jacksonville, FL 32254	Officer

Matthew M. Price	Director	-0-	-0-
Bingham McHale LLP
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204

David B. Wilhelmy	V. P. Sales	-0-	-0-
5400 Rio Grande Avenue	& Marketing
Jacksonville, FL 32254

International Baler Corp.		150,421	2.9%
Profit Sharing Trust
5400 Rio Grande Avenue
Jacksonville, FL 32254

All Officers and Directors		3,045,0429	58.7%
as a Group (6 persons)
________________________

6	Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of March 9, 2010.

7
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 4,933,895 shares of common stock being outstanding as of the record date, March 9, 2010. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of March 9, 2010 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

8	Consists of fully vested, exercisable options to purchase 250,000 shares.

9	Consists of shares held directly, fully vested, exercisable options to purchase 250,000 shares and shares held by International Baler Corporation Employees Profit Sharing Trust.

Change In Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Background of Directors

The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

LaRita R. Boren, age 73, was elected as a Director of the Company on March 9, 2005. Mrs. Boren is the Chairwoman of the Board and Executive Director of Avis Industrial Corporation. She has served as a member of the Board of Directors of Avis since 1979 and as Vice-President from 1986 until April, 2006 when she was elected Executive Director. She is also on the Board of Directors of The Boren Foundation, Inc., Citizens Plaza Building, LLC, Citizens Travel Agency, The Heartland Film Festival, Lyford Cay Foundation Inc., J.M. Music, Inc., Taylor University, LeLaLo Foundation, Inc., and Spring Hill Music Group, Inc. Mrs. Boren received a Bachelors of Science degree from Oklahoma State University in 1957. She has an honorary Doctor of Business Management degree from Indiana Wesleyan University and a Doctor of Humane Letters degree from Taylor University. Mrs. Boren has been married to Leland E. Boren, also a Director of Avis Industrial Corporation since 1958.

Leland E. Boren, age 86, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chief Executive Officer of Avis Industrial Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who is also a Director of the Company since 1958.

D. Roger Griffin, age 48, joined the Company in February 2008 as President and Chief Executive Officer. Previously, Mr. Griffin was Vice President of Operations at Schaefer Interstate Railing in Salisbury, North  Carolina. Prior to that Mr. Griffin spent several years with Metaldyne which acquired the Whitsett, North Carolina plant of Dana Corporation and before that he spent eleven years in management with Dana Corporation at their Whitsett, North Carolina and Jonesboro, Arkansas facilities.

John J. Martorana, age 59, joined the Company’s Board of Directors on January 5, 2009. Mr. Martorana has been a consultant to several divisions of Wastequip, Inc. since 2007. Mr. Martorana was the President of Wastequip of Florida from 1994 to 2007 after joining that company in 1991 as Vice President. From 1984 to 1991 he was responsible for sales and steel purchasing for Industrial Refuse Sales, Inc., a family owned business, which was sold to Wastequip, Inc. Prior to joining Industrial Refuse Sales,  Mr. Martorana worked in the steel industry. He graduated from Butler University in 1972.

Ronald L. McDaniel, age 70, was named to the Company’s Board of Directors on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor’s degree from the University of Dayton and an MBA from the University of Chicago.

William E. Nielsen, age 62, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997.  He was elected President and Chief Executive Officer on May 8, 2001 and served in that capacity until June 25, 2007, and is currently Vice President, Finance and Treasurer of the Company. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc.  Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

Matthew M. Price, age 42, is an attorney with the law firm of Bingham McHale LLP since 1993.  Mr. Price received a BA degree from Wabash Collage in 1990 and a J.D. from Indiana University School of Law in 1993. Mr. Price is a member of the Indiana State Bar Association, American Bar Association and the Indianapolis Bar Association.  Mr. Price is a member of his law firm’s manufacturing industry team, and his practice focus is on issues relating primarily to manufacturers. Mr. Price was elected to the Company’s board of directors on May 11, 2007.

David B. Wilhelmy, age 55, joined the Company in September 2002 as a Vice President of Sales and Marketing and at that time also became a member of the Company’s Board of Directors.  Prior to joining the Company, Mr. Wilhelmy was Vice President/Sales and Acquisitions for Consolidated Packaging Systems. CPS was a joint venture with Gryphon Investors to consolidate the packaging systems distribution industry, from January 2000 through August 2002. Mr. Wilhelmy was the Southeast Regional Vice President of Sales and Marketing for Packaging for Unisource Distribution Company from 1993 to 2000. Mr. Wilhelmy received a Bachelor Degree in Business Administration from Madison University.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later that the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2009, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.

Family Relationships

There are no family relationships between executive officers or directors of the Company except that Leland E. Boren and LaRita R. Boren are husband and wife who have a verbal agreement to vote their shares in a like manner.

Except as noted above, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company’s common stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

(1)
Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

(4)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in, or being associated with any person engaging in, any type of business, commodities, securities or banking activities;

(5)
Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission (“CFTC”) to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

Executive Officer Compensation

The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company’s Chief Executive Officer and each of the Company’s executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2009, and October 31, 2008:

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Awards
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)	NUMBER OF OPTIONS	ALL OTHER COMPENSATION	TOTAL COMPENSATION
D. Roger Griffin	2009	126,128	-0-	-0-	-0-	-0-	126,128
President & CEO	2008	91,500	50,000				141,500

William E. Nielsen	2009	127,424	-0-	-0-	-0-	-0-	127,424
Chief Financial	2008	133,302	22,000	-0-	-0-	-0-	155,302
Officer3

David B. Wilhelmy	2009	125,524	-0-	-0-	-0-	-0-	125,524
Vice President Sales and Marketing	2008	132,305	22,000	-0-	-0-	-0-	154,305

Greg Kirkpatrick Acting President14	2008	29,475	-0-	-0-	-0-	-0-	29,475

Outstanding Equity Awards at Fiscal Year-End
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
William E. Nielsen Chief Financial Officer	250,000	-0-	-0-	$0.30	2/7/2012	-0-	-0-	-0-	-0-

None of the Company’s other Executive Officers earned compensation in fiscal 2009 and 2008 in excess of $100,000 for services rendered to the Company in any capacity.

1. Greg Kirkpatrick was acting President from September 18, 2007 to December 19, 2007.

Grants and Option Exercises in Last Fiscal Year

No stock awards or options were granted or options exercised during fiscal 2009 by the Company’s Chief Executive Officer or any of the Company’s most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2009.

Agreements

The Company does not have any employment contracts, termination, severance or change of control agreements with its Chief Executive Officer or any other member of management.

Compensation of Directors

The Board of Directors of the Company has resolved to compensate non-employee directors $1,000 per month, together with direct out-of-pocket expenses incurred to attend meetings. In April 2009, the Board of Directors voted to suspend these director payments until economic conditions improve.

Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time.  The Board of Directors has reserved to itself the right to review all directors’ claims for compensation on an ad hoc basis.

Directors who are on the Company’s Audit, Compensation, and Nomination Committees are independent and therefore, do not receive any consulting, advisory or compensatory fees from the Company. However, such Board members may receive fees from the Company for their services on those committees.

Director Compensation for Fiscal 2008

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Ronald L. McDaniel	4,000	-0-	-0-	-0-	-0-	-0-	4,000
Matthew M. Price	4,000	-0-	-0-	-0-	-0-	-0-	4,000
LaRita R. Boren	4,000	-0-	-0-	-0-	-0-	-0-	4,000
Leland E. Boren	4,000	-0-	-0-	-0-	-0-	-0-	4,000
John J. Martorana	3,000	-0-	-0-	-0-	-0-	-0-	3,000

Certain Relationships and Related Transactions

Related Person Transactions

Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2009 or 2008, to which the Company was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two Fiscal Years (2009 and 2008) and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company’s common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Transactions with Management and Others

LaRita R. Boren and Leland E. Boren, shareholders and directors of the Company, are the owners of Avis Industrial Corporation (Avis). Together the Borens own 53.6% of the outstanding shares of the Company. Avis owns 100% of The American Baler Company (“American Baler”), a competitor of the Company’s International Baler Corporation. These baler companies operate completely independent of each other.

In the fiscal year ending October 31, 2009 International Baler Corporation had no equipment sales to American Baler Company and in fiscal 2008 the Company had equipment sales of $224,440. These sales included types of products American Baler does not manufacture. These sales were made under the Company’s normal dealer discount schedule in the ordinary course of business. No favorable treatment was given to American Baler in connection with these sales. International Baler Corporation purchased no equipment from American Baler.

Procedures for Approval of Related Person Transactions

Transactions between related persons, such as between an executive officer or director and our company, or any company or person controlled by such officer or director, are required to be approved by the Company’s Audit Committee. The Audit Committee Charter contains such explicit authority, as required by the applicable rules of The Nasdaq Stock Market. It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Person Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Audit Committee expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party.

Indebtedness of Management

No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

Parent Of Issuer

The Company has no parent.

BOARD RECOMMENDATION AND VOTE REQUIRED

For Proposal No. 1 regarding the election of three (3) Class III Directors, votes may be cast in favor of the nominees or may be withheld. The Class III Directors will be elected by a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote “FOR” the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.

PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF
KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the firm of KPMG LLP, independent registered public accounting firm, to audit the accounts for the Company for fiscal year ending October 31, 2010 (“Fiscal 2010”). The firm of KPMG LLP has audited the Company’s financial statements for the past ten (10) fiscal years.  The Company is advised that neither that KPMG LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers KPMG LLP to be well qualified for the function of serving as the Company’s independent registered public accounting firm. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company’s stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of another independent registered public accounting firm.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for the fiscal years ended October 31, 2009 and 2008, and fees for other services rendered by KPMG LLP during those periods:

Fee Category	Fiscal 2009	Fiscal 2008
Audit Fees	$ 70,000	$ 70,000
Audit-Related Fees	0	0
Tax Fees	$ 11,000	$ 11,000
All Other Fees	0	0
Total Fees	$81,000	$ 81,000

Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s consolidated financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the 2009 and 2008 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, by KPMG LLP is compatible with maintaining KPMG LLP’s independence and has concluded that it is.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company’s financial and other affairs due to its previous service as independent registered public accounting firm for the Company.

A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company’s independent registered public accounting firm.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for Fiscal 2010. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” Proposal No. 2  because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

STOCKHOLDERS’ PROPOSALS

Proposals of stockholders intended to be presented at the 2011 annual meeting must be received in writing, by the President of the Company at its offices by December 21, 2010 in order to be considered for inclusion in the Company’s proxy statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company’s 2011 Annual Meeting is advanced or delayed more than 30 days from the date of the 20010 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2011 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2011 Annual Meeting. Upon determination by the Company that the date of the 2011 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2010 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

By Order of the Board of Directors Angela M. Darlington, Secretary

INTERNATIONAL BALER CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
April 26, 2010

BALLOT

KINDLY EXECUTE A SEPARATE BALLOT FOR EACH CAPACITY (i.e. individually, jointly, trustee, custodian, etc.) in which you held shares of INTERNATIONAL BALER CORPORATION (the “Company”) as of March 9, 2010.

1.	Election of Directors

I hereby vote my shares in the Company for the election of the following persons to be a Class III Director of the Company:

	Class	For	Withhold

LaRita R. Boren	III	_____	______

William E. Nielsen	III	_____	______

John J. Martorana	III	_____	______

2.	Vote for Ratification of Selection of Auditors

I hereby vote my shares in the Company as follows, with respect to the proposal to ratify the selection of KPMG, LLP to be independent certified public accountants of the Company for fiscal year ending October 31, 2010.

FOR ( )	AGAINST ( )	ABSTAIN ( )

NUMBER OF SHARES	SIGNATURE

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